SUPPLEMENT DATED MARCH 21, 2025

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2024

FOR PACIFIC DYNAMIX – MODERATE GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2024, for Pacific Dynamix – Moderate Growth Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective May 1, 2025. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the following will be added before the last paragraph:

A Pacific Dynamix Underlying Fund may lend its portfolio holdings to certain financial institutions.

In the Principal Risk from Holdings in Pacific Dynamix Underlying Funds subsection, Securities Lending Risk will be added after Underlying Fund Risk. The disclosure for this new risk to be added is as follows:

•	Securities Lending Risk: A Pacific Dynamix Underlying Fund may engage in securities lending, which involves the risk that a Pacific Dynamix Underlying Fund may suffer a loss if the borrower fails to return the loaned securities in a timely manner or at all. A Pacific Dynamix Underlying Fund could also lose money due to the decline in the value of the collateral provided or a decline in the value of any investments made with cash collateral.